EXHIBIT 21.1

CIT GROUP INC.
Subsidiaries as of December 31, 2003

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
44 Whippany Fund LLC ..............................  USA-DE                100%
Agilent Financial Services, Inc. ..................  USA-DE                100%
AlphaGen Power LLC ................................  USA-DE                100%
AT&T Automotive Services, Inc. ....................  USA-DE                100%
ATMOR Properties Inc. .............................  USA-DE                100%
Baffin Shipping Co., Inc. .........................  USA-DE                100%
Bliss Clearing Niagara, Inc. ......................  USA-DE                100%
Boat Dealers' Acceptance Company, L.L.C. ..........  USA-DE                100%
Broad River OL-1 LLC ..............................  USA-DE                100%
Broad River OL-2 LLC ..............................  USA-DE                100%
Broad River OL-3 LLC ..............................  USA-DE                100%
Broad River OL-4 LLC ..............................  USA-DE                100%
Capita Colombia Holdings Corp. ....................  USA-DE                100%
Capita Corporation ................................  USA-DE                100%
Capita International L.L.C. .......................  USA-DE                100%
Capita Premium Corporation ........................  USA-DE                100%
Capital Syndication Corporation ...................  USA-DE                100%
CFHE Funding Company LLC ..........................  USA-DE                100%
C.I.T. Leasing Corporation ........................  USA-DE                100%
C.I.T. Realty Corporation .........................  USA-DE                100%
CIT Bank d/b/a CIT OnLine Bank ....................  USA-UT                100%
CIT Bus Corporation ...............................  USA-DE                100%
CIT Capital Securties, Inc. .......................  USA-DE                100%
CIT China 1, Inc. .................................  USA-DE                100%
CIT China 2, Inc. .................................  USA-DE                100%
CIT China 3, Inc. .................................  USA-DE                100%
CIT China 4, Inc. .................................  USA-DE                100%
CIT China 5, Inc. .................................  USA-DE                100%
CIT China 6, Inc. .................................  USA-DE                100%
CIT China 7, Inc. .................................  USA-DE                100%
CIT China 8, Inc. .................................  USA-DE                100%
CIT China 9, Inc. .................................  USA-DE                100%
CIT China 10, Inc. ................................  USA-DE                100%
CIT China 11, Inc. ................................  USA-DE                100%
CIT China 12, Inc. ................................  USA-DE                100%
CIT China 13, Inc. ................................  USA-DE                100%
CIT Commercial Services-Pan Pacific, Ltd. .........  USA-DE                100%
CIT Communications Finance Corporation ............  USA-DE                100%
CIT Destin White Sands Aircraft Leasing, Inc. .....  USA-DE                100%
CIT Financial Ltd. of Puerto Rico .................  USA-DE                100%
CIT Financial USA, Inc. ...........................  USA-DE                100%
CIT Funds LLC .....................................  USA-DE                100%
CIT Group Inc. (NJ) ...............................  USA-NJ                100%
CIT Group Inc. ....................................  USA-DE                100%
CIT Group SF Holding Co., Inc. ....................  USA-DE                100%
CIT Holdings, LLC .................................  USA-DE                100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
CIT Lending Services Corporation ..................  USA-DE                100%
CIT Lending Services Corporation (Illinois) .......  USA-DE                100%
CIT Lodi LLC ......................................  USA-DE                100%
CIT Millbury Inc. .................................  USA-DE                100%
CIT Peakers LLC ...................................  USA-DE                100%
CIT Project Finance Manager, L.L.C. ...............  USA-DE                100%
CIT Small Business Lending Corporation ............  USA-DE                100%
CIT Technologies Corporation ......................  USA-MI                100%
CIT Technology Financing Services, Inc. ...........  USA-MA                100%
CMS Funding Company LLC ...........................  USA-DE                100%
Crystech, LLC (50%) ...............................  USA-DE                 50%
Dell Credit Company LLC (50%) .....................  USA-DE                 50%
EDCO Insurance Services, Inc. .....................  USA-DE                100%
Equipment Acceptance Corporation ..................  USA-DE                100%
Equipment Dealers Credit Company LLC ..............  USA-DE                100%
Equipment Protection Insurance Center, Inc. .......  USA-DE                100%
FH Transaction Corp. ..............................  USA-DE                100%
Flex Asset Management Corporation .................  USA-DE                100%
Flex Holdings, LLC ................................  USA-DE                100%
Flex Leasing Corporation ..........................  USA-DE                100%
Flex Leasing I, LLC ...............................  USA-DE                100%
Flex Leasing II, LLC ..............................  USA-DE                100%
Flex Mexico Corp. .................................  USA-DE                100%
Franchise Portfolio 1, Inc. .......................  USA-DE                100%
Franchise Portfolio 2, Inc. .......................  USA-DE                100%
GFSC Aircraft Acquisition Financing Corporation ...  USA-DE                100%
Graybar Financial Services, LLC (75%) .............  USA-DE                 75%
Hudson Shipping Co., Inc. .........................  USA-DE                100%
IMAC OT ...........................................  USA-DE                100%
ISUZU LT ..........................................  USA-DE                100%
Interlab Holding Corp. ............................  USA-DE                100%
JAM Funding Corp. .................................  USA-DE                100%
JCB Finance LLC (50%) .............................  USA-DE                 50%
Memphis Peaking Power LLC .........................  USA-DE                100%
Midwest Property Holdings, LLC (56.87%) ...........  USA-DE              56.87%
Millennium Leasing Company I LLC ..................  USA-DE                100%
Millennium Leasing Company II LLC .................  USA-DE                100%
Montana OL1 LLC ...................................  USA-DE                100%
Montana OP1 LLC ...................................  USA-DE                100%
Montana OPCM1A LLC ................................  USA-DE                100%
Montana OPCM1B LLC ................................  USA-DE                100%
MultiGen LLC ......................................  USA-DE                100%
Namekeepers LLC ...................................  USA-DE                100%
NCT Capital Inc. ..................................  USA-DE                100%
NCT Funding Company, L.L.C. .......................  USA-DE                100%
NCT Receivables LLC ...............................  USA-DE                100%
New Creditcorp. SPC LLC (50%) .....................  USA-DE                 50%
Newcourt Capital USA Inc. .........................  USA-DE                100%
Newcourt Common Holdings LLC ......................  USA-DE                100%
Newcourt Credit Group USA Inc. ....................  USA-DE                100%
Newcourt DCC Inc. .................................  USA-DE                100%
Newcourt DFS Inc. .................................  USA-DE                100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
Newcourt Equipment Receivables Corp. ..............  USA-DE                100%
Newcourt Receivables Corporation II ...............  USA-DE                100%
Nobrega Gas Storage LLC ...........................  USA-DE                100%
North American Exchange, Inc. .....................  USA-DE                100%
North Romeo Storage Corporation ...................  USA-DE                100%
Owner-Operator Finance Company ....................  USA-DE                100%
Pasadena Owner Participant LP .....................  USA-DE                100%
Picker Financial Group, L.L.C. (50%) ..............  USA-DE                 50%
RockGen OL-1 LLC ..................................  USA-DE                100%
RockGen OL-2 LLC ..................................  USA-DE                100%
RockGen OL-3 LLC ..................................  USA-DE                100%
RockGen OL-4 LLC ..................................  USA-DE                100%
Ross Shipping Co., Inc. ...........................  USA-DE                100%
SBR OP-1, LLC .....................................  USA-DE                100%
SBR OP-2 LLC ......................................  USA-DE                100%
SBR OP-3, LLC .....................................  USA-DE                100%
SBR OP-4 LLC ......................................  USA-DE                100%
Snap-On Credit LLC (50%) ..........................  USA-DE                 50%
South Point OL-1 LLC ..............................  USA-DE                100%
South Point OL-2 LLC ..............................  USA-DE                100%
South Point OL-3 LLC ..............................  USA-DE                100%
South Point OL-4 LLC ..............................  USA-DE                100%
SW Holding Corp. ..................................  USA-DE                100%
TCC Attala OL LLC .................................  USA-DE                100%
TCC Attala OP LLC .................................  USA-DE                100%
The CIT GP Corporation ............................  USA-DE                100%
The CIT GP Corporation II .........................  USA-DE                100%
The CIT GP Corporation III ........................  USA-DE                100%
The CIT GP Corporation V ..........................  USA-DE                100%
The CIT Group/BC Securities Investment, Inc. ......  USA-NJ                100%
The CIT Group/BCC, Inc. (Ill.) ....................  USA-DE                100%
The CIT Group/Business Credit, Inc. ...............  USA-NY                100%
The CIT Group/Capital Finance, Inc. ...............  USA-DE                100%
The CIT Group/Capital Transportation, Inc. ........  USA-DE                100%
The CIT Group/CmS Securities Investment, Inc. .....  USA-NJ                100%
The CIT Group/Commercial Services, Inc. ...........  USA-NY                100%
The CIT Group/Commercial Services, Inc. (Ill.) ....  USA-DE                100%
The CIT Group/Commercial Services, Inc. (NC) ......  USA-NC                100%
The CIT Group/Commercial Services, Inc. (Va.) .....  USA-DE                100%
The CIT Group/Consumer Finance, Inc. ..............  USA-DE                100%
The CIT Group/Consumer Finance, Inc. (NY) .........  USA-NY                100%
The CIT Group/Consumer Finance, Inc. (TN) .........  USA-DE                100%
The CIT Group/Corporate Aviation, Inc. ............  USA-DE                100%
The CIT Group/Equipment Financing, Inc. ...........  USA-DE                100%
The CIT Group/Equity Investments, Inc. ............  USA-NJ                100%
The CIT Group/Factoring One, Inc. .................  USA-NY                100%
The CIT Group/FM Securities Investment, Inc. ......  USA-NJ                100%
The CIT Group/LsC Securities Investment, Inc. .....  USA-NJ                100%
The CIT Group/Sales Financing, Inc. ...............  USA-DE                100%
The CIT Group/Securities Investment, Inc. .........  USA-DE                100%
The CIT Group/Venture Capital, Inc. ...............  USA-NJ                100%
The CIT Group Foundation, Inc. ....................  USA-NY                100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
The CIT Group Securitization Corporation ..........  USA-DE                100%
The CIT Group Securitization Corporation II .......  USA-DE                100%
The CIT Group Securitization Corporation III ......  USA-DE                100%
The CIT Group Securitization Corporation IV .......  USA-DE                100%
The Equipment Insurance Company ...................  USA-VT                100%
Thermo Capital Company LLC (50%) ..................  USA-DE                 50%
Waste to Energy II LLC (50%) ......................  USA-DE                 50%
WBH Generating Company, LLC .......................  USA-DE                100%
Western Star Finance Inc. .........................  USA-DE                100%
2705 Parkhill Drive Limited Partnership ...........  Canada                100%
1020675 Ontario Inc. ..............................  Canada                100%
1143986 Ontario Limited ...........................  Canada                100%
1145820 Ontario Limited ...........................  Canada                100%
1243029 Ontario Inc. ..............................  Canada                100%
1244771 Ontario Limited ...........................  Canada                100%
1244773 Ontario Limited ...........................  Canada                100%
1309673 Ontario Inc. ..............................  Canada                100%
3026192 Nova Scotia Company .......................  Canada                100%
3918041 Canada Inc. ...............................  Canada                100%
544211 Alberta Ltd. ...............................  Canada                100%
555565 Alberta Ltd. ...............................  Canada                100%
555566 Alberta Ltd. ...............................  Canada                100%
991102 Alberta Ltd. ...............................  Canada                100%
991122 Alberta Ltd. ...............................  Canada                100%
Agilent Financial Services Ltd/
   Services Financiers Agilent Ltee ...............  Canada                100%
APS Land Developments Inc. ........................  Canada                100%
Bank of Montreal Finance Ltd. (49.99%) ............  Canada              49.99%
Canadian Income Partners I Limited Partnership ....  Canada                100%
Canadian Income Partners II Limited Partnership ...  Canada                100%
Canadian Income Partners III Limited Partnership ..  Canada                100%
Capital Partners Fund I ...........................  Canada                100%
CCG International Finance Corporation .............  Canada                100%
CCG Limited .......................................  Canada                100%
CCG Partners I Limited Partnership ................  Canada                100%
CIT Business Credit Canada Inc. (50%) .............  Canada                 50%
CIT Credit Group (Alberta) Inc. ...................  Canada                100%
CIT Financial Ltd. ................................  Canada                100%
CIT Group Funding Company of Canada ...............  Canada                100%
CIT Group Securities (Canada) Inc. ................  Canada                100%
CIT Exchangeco Inc. ...............................  Canada                100%
Dell Financial Services Canada Limited ............  Canada                100%
Equipment Dealers Credit Canada Inc. ..............  Canada                100%
GATX Asset Residual Management
  Canada Limited (50%) ............................  Canada                 50%
Groupe Financier Laplante (1997) Inc. (50%) .......  Canada                 50%
Image Financial Services Inc. (50%) ...............  Canada                 50%
Iroquois Limited ..................................  Canada                100%
MCC International Finance Corporation .............  Canada                100%
MCC Limited .......................................  Canada                100%
MGM International Finance Corporation .............  Canada                100%
Newcourt Nationalease Inc. ........................  Canada                100%
Professional Capital Inc. .........................  Canada                100%
Wajax Finance, Ltd. ...............................  Canada                100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
Adams Capital Limited .............................  Barbados              100%
Barrow Capital Limited ............................  Barbados              100%
C.I.T. Foreign Sales Corporation One, Ltd. ........  Barbados              100%
CCG Capital Limited ...............................  Barbados              100%
CCG Trust Corporation .............................  Barbados              100%
CICL Caribbean International Capital Limited ......  Barbados              100%
CIEL Caribbean International Equipment Ltd. .......  Barbados              100%
CIT Holdings (Barbados) SRL .......................  Barbados              100%
CMG Capital Limited ...............................  Barbados              100%
Cummins Capital Limited ...........................  Barbados              100%
Durham Capital Limited ............................  Barbados              100%
Erie Capital Limited ..............................  Barbados              100%
Essex Capital Limited .............................  Barbados              100%
Frontenac Capital Limited .........................  Barbados              100%
Grey Capital Limited ..............................  Barbados              100%
Haliburton Capital Limited ........................  Barbados              100%
Highlands Insurance Company Limited ...............  Barbados              100%
Ironbridge Capital Limited ........................  Barbados              100%
Iroquois Capital Limited ..........................  Barbados              100%
Joly Capital Limited ..............................  Barbados              100%
Kanata Capital Limited ............................  Barbados              100%
MCC Capital Limited ...............................  Barbados              100%
Wellington Capital Corporation ....................  Barbados              100%
Worrell Capital Limited ...........................  Barbados              100%
Asset Finance (Bermuda) Limited ...................  Bermuda               100%
Bunga Bebaru, Ltd. ................................  Bermuda               100%
CIT FSC Eight, Ltd. ...............................  Bermuda               100%
CIT FSC Eighteen, Ltd. ............................  Bermuda               100%
CIT FSC Eleven, Ltd. ..............................  Bermuda               100%
CIT FSC Fifteen, Ltd. .............................  Bermuda               100%
CIT FSC Five, Ltd. ................................  Bermuda               100%
CIT FSC Four, Ltd. ................................  Bermuda               100%
CIT FSC Fourteen, Ltd. ............................  Bermuda               100%
CIT FSC Nine, Ltd. ................................  Bermuda               100%
CIT FSC Nineteen, Ltd. ............................  Bermuda               100%
CIT FSC Seven, Ltd. ...............................  Bermuda               100%
CIT FSC Six, Ltd. .................................  Bermuda               100%
CIT FSC Sixteen, Ltd. .............................  Bermuda               100%
CIT FSC Ten, Ltd. .................................  Bermuda               100%
CIT FSC Thirty, Ltd. ..............................  Bermuda               100%
CIT FSC Three,Ltd .................................  Bermuda               100%
CIT FSC Twelve, Ltd. ..............................  Bermuda               100%
CIT FSC Twenty, Ltd. ..............................  Bermuda               100%
CIT FSC Twenty-Eight, Ltd. ........................  Bermuda               100%
CIT FSC Twenty-Five, Ltd. .........................  Bermuda               100%
CIT FSC Twenty-Four, Ltd. .........................  Bermuda               100%
CIT FSC Twenty-Nine, Ltd. .........................  Bermuda               100%
CIT FSC Twenty-One, Ltd. ..........................  Bermuda               100%
CIT FSC Twenty-Seven, Ltd. ........................  Bermuda               100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
CIT FSC Twenty-Six, Ltd. ..........................  Bermuda               100%
CIT FSC Twenty-Three, Ltd. ........................  Bermuda               100%
CIT FSC Twenty-Two, Ltd. ..........................  Bermuda               100%
CIT FSC Two, Ltd. .................................  Bermuda               100%
CIT Leasing (Bermuda), Ltd. .......................  Bermuda               100%
CIT Cayman Blue Lagoon Leasing, Ltd. ..............  Cayman Islands        100%
CIT Cayman Coconut Palm Leasing, Ltd. .............  Cayman Islands        100%
CIT Cayman Sandy Keys Leasing, Ltd. ...............  Cayman Islands        100%
The Capita Corporation De Argentina S.A. ..........  Argentina             100%
CIT Brasil Arrendamento Mercantil S/A .............  Brazil                100%
The Capita Corporation do Brasil Ltda .............  Brazil                100%
CIT Leasing Chile Limitada ........................  Chile                 100%
CIT Capita Colombia S.A. ..........................  Colombia              100%
CIT Global Vendor Services S.A. ...................  Colombia              100%
Arrendadora Capita Corporation  S.A. de C.V. ......  Mexico                100%
Capita Servicios S.A. de C.V. .....................  Mexico                100%
The Capita Corporation de Mexico, S.A. De C.V. ....  Mexico                100%
CCG Ireland .......................................  Ireland               100%
CIT Brisk Winds Aircraft Leasing, Limited .........  Ireland               100%
CIT Emerald Isle Leasing, Limited .................  Ireland               100%
CIT Finance No.1 (Ireland) Limited ................  Ireland               100%
CIT Finance No.2 (Ireland) Limited ................  Ireland               100%
CIT Group Finance (Ireland) .......................  Ireland               100%
CIT Group Financial (Ireland) Limited .............  Ireland               100%
CIT Holdings (Ireland) Limited ....................  Ireland               100%
CIT Holdings (No.2) Ireland .......................  Ireland               100%
CIT Ireland Leasing Limited .......................  Ireland               100%
CIT Group (Austria) GmbH ..........................  Austria               100%
CIT Group (Belgium) NV ............................  Belgium               100%
CIT Group Finance (France) SNC ....................  France                100%
CIT Group Holdings (France) SA ....................  France                100%
CIT Group Location (France) SAS ...................  France                100%
CIT Group Beteiligungs (Germany) AG ...............  Germany               100%
CIT Group Germany AG & Co. OHG ....................  Germany               100%
CIT Group (Germany) GmbH ..........................  Germany               100%
Newcourt Holding Germany GmbH .....................  Germany               100%
CIT Group (Hungary) Financial Servicing
  Limited Liability Company .......................  Hungary               100%
CIT Group Italy SpA ...............................  Italy                 100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
Chessman S.a.r.l ..................................  Luxembourg            100%
CIT Luxembourg Cobblestone Leasing, SARL ..........  Luxembourg            100%
CIT Holdings B.V ..................................  Netherlands           100%
CIT Group Holdings B.V ............................  Netherlands           100%
CIT Group (Nederland) B.V .........................  Netherlands           100%
Newcourt Financial Polska Sp. Zo o ................  Poland                100%
Newcourt Financial CIS, LLC .......................  Russia                100%
Newcourt Financial Espana S.A. ....................  Spain                 100%
CIT AB ............................................  Sweden                100%
CIT Group (Switzerland) AG ........................  Switzerland           100%
Agilent Financial Services Limited ................  United Kingdom        100%
Business Technology Finance Limited ...............  United Kingdom        100%
CIT Group Capital Finance  (UK) Limited ...........  United Kingdom        100%
CIT Group Holdings (UK) Limited ...................  United Kingdom        100%
CIT Group (NFL) Limited ...........................  United Kingdom        100%
CIT Group Securities (UK) Limited .................  United Kingdom        100%
CIT Group Structured Finance (UK) Limited .........  United Kingdom        100%
CIT Group (UK) Property Limited ...................  United Kingdom        100%
CIT (UK) Funding Public Limited Company ...........  United Kingdom        100%
CIT Group (UK) Limited ............................  United Kingdom        100%
CIT Group (UK) Services Limited ...................  United Kingdom        100%
CIT Group (UK) Vendor Services Limited ............  United Kingdom        100%
Danka Equipment Rentals Limited ...................  United Kingdom        100%
ERF Finance Limited ...............................  United Kingdom        100%
ERF Leasing Limited ...............................  United Kingdom        100%
Gardner Merchant Rentals Limited ..................  United Kingdom        100%
Hamilton Leasing Limited ..........................  United Kingdom        100%
Newcourt Transportation Finance of Canada Ltd .....  United Kingdom        100%
Sharp Rentals Limited .............................  United Kingdom        100%
Torontosudden Limited .............................  United Kingdom        100%
CIT Aerospace (Australia) Pty Ltd .................  Australia             100%
CIT Credit Pty Limited ............................  Australia             100%
CIT Funding Pty Limited ...........................  Australia             100%
CIT Group (Australia) Limited .....................  Australia             100%
Computer Associates Financial Services Pty Lrd ....  Australia             100%
Dell Financial Services (Australia) Pty Ltd .......  Australia             100%
Hunter Leasing Limited ............................  Australia             100%
Newcourt Financial (Australia) Pty Ltd. ...........  Australia             100%
Western Star Finance (Australia) Pty Ltd. .........  Australia             100%
Newcourt Leasing Corporation (55%) ................  Republic of China      55%
CIT Financial (Hong Kong) Limited .................  Hong Kong             100%
The CIT Group/Commercial Services
  (Asia), Limited .................................  Hong Kong             100%

CIT GROUP INC.
Subsidiaries as of December 31, 2003
(Continued)

                                                     Jurisdiction
                                                          of          Ownership
                                                     Incorporation    Percentage
                                                     -------------    ----------
CIT Malaysia One, Inc. ............................  Malaysia              100%
Newcourt Group (Malaysia) Sdn Bhd .................  Malaysia              100%
CIT Group (New Zealand) Limited ...................  New Zealand           100%
Dell Financial Services (New Zealand) Ltd .........  New Zealand           100%
YNZF Limited ......................................  New Zealand           100%
Newcourt Financial (Singapore) Pte Ltd ............  Singapore             100%
CIT Financial (Korea) Ltd. ........................  South Korea           100%
CIT Group (Taiwan) Limited ........................  Taiwan                100%